SEGMENT - (Details Narrative)	12 Months Ended
Mar. 31, 2025
Segment Reporting [Abstract]
Segment Reporting, CODM, Profit (Loss) Measure, How Used, Description	The Company’s chief operating decision maker (“CODM”) is Ms. Fan Zhou, the CEO. The CODM regularly reviews financial information, including segment revenue, gross profit, significant segment expenses, segment net income (loss), and segment assets to evaluate segment performance and allocate resources accordingly.